As filed with the Securities and Exchange Commission on June 17, 2003	Registration No. 333-

SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM S-8
REGISTRATION STATEMENT
UNDER
THE SECURITIES ACT OF 1933

NVIDIA CORPORATION
(Exact name of registrant as specified in its charter)

Delaware	94-3177549
(State of Incorporation)	(I.R.S. Employer Identification No.)

2701 San Tomas Expressway, Santa Clara, CA 95050
(Address of principal executive offices)

1998 Equity Incentive Plan
1998 Employee Stock Purchase Plan
(Full title of the plans)

Marvin D. Burkett
Chief Financial Officer
NVIDIA Corporation
2701 San Tomas Expressway
Santa Clara, CA 95050
Tel: 408-486-2000
(Name, address, including zip code, and telephone number, including area code, of agent for service)

Copies to:
Eric C. Jensen, Esq.
COOLEY GODWARD LLP
5 Palo Alto Square
3000 El Camino Real
Palo Alto, CA 94306
(650) 843-5000

CALCULATION OF REGISTRATION FEE

Title of Securities to be Registered	Amount to be Registered(1)	Proposed Maximum Offering Price per Share (2)	Proposed Maximum Aggregate Offering Price (2)	Amount of Registration Fee
Stock Options and Common Stock, par value $.001 per share	12,539,888 shares	$23.30 - $25.05	$303,151,792.40	$24,524.98

(1)	This Registration Statement shall cover any additional shares of common stock which become issuable under the plans set forth herein by reason of any stock dividend, stock split, recapitalization or any other similar transaction without receipt of consideration which results in an increase in the number of shares of the Registrant outstanding common stock.

(2)	Estimated solely for the purpose of calculating the amount of the registration fee pursuant to Rule 457(c) and (h)(1) under the Securities Act of 1933, as amended (the “Act”). The offering price per share and aggregate offering price are based upon the average of the high and low prices of Registrant’s common stock as reported on the Nasdaq National Market on June 13, 2003, for (i) 8,957,063 shares reserved for future grant pursuant to the Registrant's 1998 Equity Incentive Plan and (ii) 3,582,825 shares issuable pursuant to the Registrant’s 1998 Employee Stock Purchase Plan.

INCORPORATION BY REFERENCE OF CONTENTS OF
REGISTRATION STATEMENTS ON FORM S-8 NOS. 333-74905, 333-51520,
333-74868 and 333-100010

     The contents of Registration Statements on Form S-8 Nos. 333-74905, 333-51520, 333-74868 and 333-100010 filed with the Securities and Exchange Commission on March 23, 1999, December 8, 2000, December 10, 2001 and September 23, 2002, respectively, are incorporated by reference herein.

EXHIBITS

Exhibit Number		Description
4	.1(1)	Amended and Restated Certificate of Incorporation.
4	.2(2)	Certificate of Amendment of Amended and Restated Certificate of Incorporation.
4	.3(3)	Bylaws, as amended.
4	.4(4)	Specimen Stock Certificate.
5.1		Opinion of Cooley Godward LLP.
23.1		Consent of KPMG LLP.
23.2		Consent of Cooley Godward LLP. Reference is made to Exhibit 5.1.
24.1		Power of Attorney is contained on the signature pages.
99	.1(5)	1998 Equity Incentive Plan, as amended.
99	.2(6)	Form of Incentive Stock Option Agreement under the 1998 Equity Incentive Plan.
99	.3(7)	Form of Nonstatutory Stock Option Agreement under the 1998 Equity Incentive Plan.
99	.4(8)	1998 Employee Stock Purchase Plan, as amended.
99	.5(9)	Form of Employee Stock Purchase Plan Offering, as amended.

(1)	Previously filed as Exhibit 4.1 to our Registration Statement on Form S-8 filed on March 23, 1999 (No. 333-74905) and incorporated by reference herein.
(2)	Previously filed as Exhibit 3.4 to our Quarterly Report on Form 10-Q, for the quarter ended July 28, 2002 filed on September 10, 2002 (No. 000-23985) and incorporated by reference herein.
(3)	Previously filed as Exhibit 3.1 to our Quarterly Report on Form 10-Q, for the quarter ended July 29, 2001 filed on September 10, 2001 (No. 000-23985) and incorporated by reference herein.
(4)	Previously filed as Exhibit 4.2 to our Registration Statement on Form S-1/A filed on April 24, 1998 (No. 333-47495), as amended, and incorporated by reference herein.
(5)	Previously filed as Exhibit 10.2 to our Annual Report on Form 10-K filed on April 25, 2003 (No. 000-23985), and incorporated by reference herein.
(6)	Previously filed as Exhibit 10.3 to our Registration Statement on Form S-1 filed on March 6, 1998 (No. 333-47495), as amended, and incorporated by reference herein.
(7)	Previously filed as Exhibit 10.4 to our Registration Statement on Form S-1 filed on March 6, 1998 (No. 333-47495), as amended, and incorporated by reference herein.
(8)	Previously filed as Exhibit 99.4 to our Registration Statement on Form S-8 filed on December 8, 2000 (No. 333-51520), and incorporated by reference herein.
(9)	Previously filed as Exhibit 99.5 to our Registration Statement on Form S-8 filed on September 23, 2002 (No. 333-100010), and incorporated by reference herein.

SIGNATURES

     Pursuant to the requirements of the Securities Act of 1933, the Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-8 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Santa Clara, State of California, on June 17, 2003.

NVIDIA CORPORATION

By:	/s/ Jen-Hsun Huang

Jen-Hsun Huang President and Chief Executive Officer

POWER OF ATTORNEY

     Each person whose signature appears below constitutes and appoints Jen-Hsun Huang and Marvin D. Burkett, and each or any one of them, his true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign any and all amendments (including post-effective amendments) to this Registration Statement, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in connection therewith, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, or their or his or her substitutes or substitute, may lawfully do or cause to be done by virtue hereof.

     Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

/s/ Jen-Hsun Huang	President, Chief Executive Officer and Director (Principal Executive Officer)	June 17, 2003

Jen-Hsun Huang

/s/ Marvin D. Burkett	Chief Financial Officer (Principal Financial and Accounting Officer)	June 17, 2003

Marvin D. Burkett

/s/ Tench Coxe	Director	June 17, 2003

Tench Coxe

/s/ James C. Gaither	Director	June 17, 2003

James C. Gaither

/s/ Harvey C. Jones	Director	June 17, 2003

Harvey C. Jones

/s/ William J. Miller	Director	June 17, 2003

William J. Miller

/s/ A. Brooke Seawall	Director	June 17, 2003

A. Brooke Seawell

/s/ Mark A. Stevens	Director	June 17, 2003

Mark A. Stevens

EXHIBIT INDEX

Exhibit Number		Description
4	.1(1)	Amended and Restated Certificate of Incorporation.
4	.2(2)	Certificate of Amendment of Amended and Restated Certificate of Incorporation.
4	.3(3)	Bylaws, as amended.
4	.4(4)	Specimen Stock Certificate.
5.1		Opinion of Cooley Godward LLP.
23.1		Consent of KPMG LLP.
23.2		Consent of Cooley Godward LLP. Reference is made to Exhibit 5.1.
24.1		Power of Attorney is contained on the signature pages.
99	.1(5)	1998 Equity Incentive Plan, as amended.
99	.2(6)	Form of Incentive Stock Option Agreement under the 1998 Equity Incentive Plan.
99	.3(7)	Form of Nonstatutory Stock Option Agreement under the 1998 Equity Incentive Plan.
99	.4(8)	1998 Employee Stock Purchase Plan, as amended.
99	.5(9)	Form of Employee Stock Purchase Plan Offering, as amended.

(1)	Previously filed as Exhibit 4.1 to our Registration Statement on Form S-8 filed on March 23, 1999 (No. 333-74905) and incorporated by reference herein.
(2)	Previously filed as Exhibit 3.4 to our Quarterly Report on Form 10-Q, for the quarter ended July 28, 2002 filed on September 10, 2002 (No. 000-23985) and incorporated by reference herein.
(3)	Previously filed as Exhibit 3.1 to our Quarterly Report on Form 10-Q, for the quarter ended July 29, 2001 filed on September 10, 2001 (No. 000-23985) and incorporated by reference herein.
(4)	Previously filed as Exhibit 4.2 to our Registration Statement on Form S-1/A filed on April 24, 1998 (No. 333-47495), as amended, and incorporated by reference herein.
(5)	Previously filed as Exhibit 10.2 to our Annual Report on Form 10-K filed on April 25, 2003 (No. 000-23985), and incorporated by reference herein.
(6)	Previously filed as Exhibit 10.3 to our Registration Statement on Form S-1 filed on March 6, 1998 (No. 333-47495), as amended, and incorporated by reference herein.
(7)	Previously filed as Exhibit 10.4 to our Registration Statement on Form S-1 filed on March 6, 1998 (No. 333-47495), as amended, and incorporated by reference herein.
(8)	Previously filed as Exhibit 99.4 to our Registration Statement on Form S-8 filed on December 8, 2000 (No. 333-51520), and incorporated by reference herein.
(9)	Previously filed as Exhibit 99.5 to our Registration Statement on Form S-8 filed on September 23, 2002 (No. 333-100010), and incorporated by reference herein.